# JamesonStanford Resources

Investor Presentation

December 4, 2013

OTCQB: JMSN

JamesonStanford™
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# FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements. These forward looking statements are based on our management's current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "proposed," "intended," or "continue" or the negative of these terms or other comparable terminology. You should read statements that contain these words carefully, because they discuss our expectations about our future operating results or our future financial condition or state other "forward-looking" information. Many factors could cause our actual results to differ materially from those projected in these forward-looking statements, including but not limited to: variability of our future revenues and financial performance; risks associated with product development and technological changes; the acceptance of our products in the marketplace by potential future customers; general economic conditions and the risk factors set forth in the Company's Form 10-K filed with the Securities and Exchange Commission. You should be aware that the occurrence of any of the events described in this presentation could substantially harm our business, results of operations and financial condition, and that upon the occurrence of any of these events, the trading price of our securities could decline. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, growth rates, levels of activity, performance or achievements. We are under no duty to update any of the forward-looking statements after the date of this presentation to conform these statements to actual results.

# CAUTIONARY STATEMENT REGARDING MINERALIZED MATERIAL

References to “mineralized material” as used in this presentation, although permissible under the United States Securities and Exchange Commission’s (“SEC”) Industry Guide 7, does not indicate “reserves” by SEC standards. We cannot be certain that any deposits from (a) the Star Mountain project, (b) the Dugway Minerals project, or (c) the Ogden Bay Minerals project will ever be confirmed or converted into SEC Industry Guide 7 compliant “reserves”. Investors are cautioned not to assume that all or any part of the disclosed mineralized material estimates will ever be confirmed or converted into reserves or that mineralized material can be economically or legally extracted.

JamesonStanford™
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# Company Overview

- Jameson Stanford Resources Corporation (OTCQB: JMSN) is an emerging junior mining company exploring mining properties in southwest Utah.
- Projects include copper and precious metal properties located in historic mining districts in Beaver County and Juab County, Utah.
- Significant copper and precious metal mineral resources associated with our mining claims and leases.
- Growth strategy focused on initiation and expansion of pre-extraction operations on current mining claims and mineral leases.

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# Management Team

**Michael Stanford, *President and CEO***

- 20+ years experience in mining and metallurgy industries
- Managed mining and metallurgy operations for Rio Tinto and Kennecott
- Managed projects for Chubu Electric Power, Kiewit Western, USDA Natural Resource Conservation Service, U.S. BLM and Utah DNR
- Operated Stanford Laboratories metallurgy laboratory

**Michael Christiansen, *Executive Vice President, Corporate Development***

- 15+ years investment banking with WestPark Capital, Prudential Securities, Seidler Amdec Securities and Laffer Associates
- Served as CFO with Vizional Technologies and PortaCom Wireless
- Advised investment banking clients on $1.3B in closed public and private equity offerings and M&A transactions

# Project Overview: Star Mountain


Ely Hwy
Ely Hwy
Milford
Chopar Mine

The Star Mountain project consists of 117 lode-mining claims and four mineral lease sections located in the Star Mining District in Beaver County, Utah, approximately ten miles west of Milford, Utah.

The Star Mountain project involves total area of 3,740 acres.

JamesonStanford™
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# Project Overview: Star Mountain

- Star Mountain project consists of 117 lode mining claims and four mineral lease sections located in the Star Mining District, Beaver County, Utah, involving total area of 3,740 acres.
- Geological analysis, magnetometry studies and drilling at the Star Mountain project indicate significant potential copper mineral deposits, plus deposits of precious metals and base metals.
- Completed certain bonding and permitting requirements as specified by the U.S. Bureau of Land Management.

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# Project Overview: Star Mountain

- Active reverse-circulation and diamond core drilling program exploring the Wild Bill Mine section of the Star Mountain project.
- Drilling exploration program of 50 holes up to 1000' depth operating since November 2012.
- Currently initiating pre-extraction operations at the Wild Bill Mine and Walter White Mine, with first production expected in late 2013 and initial product deliveries starting early 2014.
- Commissioned independent engineering report to validate reserves in compliance with SEC Industry Guide 7.
- $1,500,000 bridge funding for initial production ramp and completion of IG7 engineering report.

# Project Overview: Star Mountain

Based on our geological analysis, magnetometry studies and reverse circulation drilling samples, we believe the Star Mountain project involves a significant geologic formation containing potential economic concentrations of copper minerals, plus additional precious metal and base metal minerals.



Active Drill Sample Program



Drill Sample Chips by Depth

# Project Overview: Star Mountain


21
Ely Hwy
257
Milford
State Route 129
36260
008
006
WILD BILL
Mafic Flow
007
LENORA
DUMP
009
36264
010
© 2012 Google
Image USDA Farm Service Agency
Image State of Utah

JamesonStanford RESOURCES

# Project Overview: Star Mountain



Chopar Mine Claims Map
Bolcan Mining Corp.
Chopar 1 – Chopar 117
PICACHO PEAK
STAR RANGE
BEAVER CO., UT
NAD27 Zone 12S
STAR RANGE

Project Overview: Star Mountain


Mine Shaft
Wild Bill
Mine Shaft
Mine Shaft
Mine Shaft
Mag High
Mine Shaft
Mine Shaft
Cedar Tailsman
Silver Bug
Lenora
Hoosier Boy
Mag Low
Mine Shaft
Mine Shaft

JamesonStanford RESOURCES

# Project Overview: Wild Bill Mine


DH-6
Cu: 4.053%
Ag: 12.769ppm
Au: .978ppm
DH-5
Cu: 2.23%
Ag: 4.876ppm
Au: .871ppm
DH-2
Cu: 0.49%
Ag: 7ppm
Au: .761ppm
DH-1
Cu: 2.29%
Ag: 5.375ppm
Au: .810ppm
DH-3
Cu: 2.09%
Ag: 5.752ppm
Au: .822ppm
DH-4
Cu: 3.34%
Ag: 5.611ppm
Au: .858ppm
Prospects
Wild Bill
Shaft
Prospects
Mine Shafts
Cedar Talisman Mine
4 WD
112
087
116
15
82
109
090
108
091
072
068
079
095
071
067
078
092
070
066
077
093
107
069
065
076
094
6537
6551
6475
6742

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# Star Mountain: Project Economics

- Multiple customers for copper ore production, including local mill operator and major copper producer.
- Assuming a selling price of $35-$120/ton of copper ore at 1000/TPD production:
  - Annualized revenue of $12MM-$30MM
  - Annualized gross profit of $8MM-$22MM
  - Delivered cost < $20/ton

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# Star Mountain: Project Economics

- Cover mine costs for development/expansion, infrastructure, capital equipment, physical facilities, personnel recruitment, and supply requirements for large mine scenario.
- Construct 5 on-off heap leach pads of 55,000 MT capacity each with potential revenue of $5MM-$10MM from each pad.
- Ability to process up to ~2,000 ounces gold equivalent per month.
- Waste is neutralized and sold as Cu (copper) feedstock to local & regional customers @ up to 4,000 tons/day.



Dugway Minerals
Dugway Minerals
Dugway Minerals
Flint Spring Rd
Keg Mountain West
Keg Pass Rd
1 mi
1 km

The Dugway Minerals project consists of three mineral lease sections located in Juab County, Utah, approximately six miles southwest of Dugway Military Proving Grounds, Utah.

The Dugway Minerals project involves total area of 1,920 acres.

# Project Overview: Dugway Minerals

# Project Overview: Dugway Minerals

- Dugway Minerals project consists of three mineral lease sections located in Juab County, Utah, involving total area of 1,920 acres.
- Preliminary geological analysis and reverse circulation drilling samples indicate potential silver and other precious metal mineral resources.
- Dugway Minerals project activity plan:
  - 2014 — Prospecting and exploration to prove economic feasibility
  - 2015 — Initiate production operations


Ogden Bay
Minerals
Marriott-Slaterville
W 1150 S
W 1250 S St
W 1200 S St
W 12th St
S 4700 W
S 1900 W
W 2550 S St
West Haven
W 4000 S
4000 S St
North Park
4800 S St
W 4800 S
Riverdale
Hooper
W 5500 S
5600 S St
W 5600 S
Roy
Emma
Russel Park
S 5100 W
3500 W St
Veterans Memorial Hwy

Ogden Bay Minerals is a mineral excavation project on federal protected wetlands and river systems across 25 square miles known as North Delta, located in West Ogden, Utah.

Our excavation rights are maintained through an easement from Weber County and a special use permit as part of a State of Utah/Weber County flood mitigation project.

# Project Overview: Ogden Bay Minerals

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# Project Overview: Ogden Bay Minerals

Ogden Bay Minerals contains deposits of alluvial mineral deposits from 125 miles of river flow from the Wasatch Mountain Range. We believe these alluvial mineral deposits contain gold, silver, zircon and other minerals that can be efficiently extracted by standard separation methods.


CAT
Ogden Bay Minerals Excavation


Ogden Bay Minerals Processing

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# 2013-2015 Operating Plan

- Through strategic organic growth, and with follow-on financing of up to $40MM and potential cooperative acquisitions, we plan to:
  - Convert current resource project sites into producing assets through commencement and expansion of operations.
  - Become a premier feed stock base metal supplier.
  - Become a mid-tier (5-10 million ounce/year) precious metals producer.
  - Continue current exploration and drilling programs and invest resources necessary to discover new ore bodies and open additional mines.
  - Identify under-explored mines on our properties and consider additional under-explored mines for acquisition in mining districts where we currently operate.

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# 2013-2015 Operating Plan

- Continue exploratory drilling program at the Wild Bill Mine and additional sections of the Star Mountain project.
- Initiate pre-extraction operations at the Wild Bill Mine and Walter White Mine.
- Complete independent engineering reports to validate reserves in compliance with SEC Industry Guide 7.
- Ramp Star Mountain activities to profitability and positive cash flow.
- Continue exploratory activities at the Dugway Minerals project site.
- Subcontract pre-extraction operations at Ogden Bay Minerals.
- Develop larger scale exploration plan and capital investment program.

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# Corporate Development Plan

- Final closing on $1.5MM bridge financing
- Appoint independent Board of Directors
- Establish initial production operations
- Complete IG7 independent engineering to validate reserves
- Convert pre-extraction activities into profitability and positive cash flow production
- Develop scaled production plan and capital investment program
- Fund capital investment for significant expansion of activities

JamesonStanford™
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# Selected Financial Data

- Reverse merger closed October 2012
- Stock trading on OTCQB: JMSN
- 31,560,000 shares outstanding at September 30, 2013
- Management owns 79% of outstanding shares
- Invested approximately $500,000 in current drilling program
- Funded $1,000,000 bridge financing in August-October 2013, with additional $500,000 pending
- $920,000 debt conversion to common stock in 2013 Q4

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Contact: Michael Christiansen
Executive Vice President
mc@jamesonstanford.com
(310) 503-0377